UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2020

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GIGA	OTCMarket

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 11, 2020, Giga-tronics Incorporated (the “Company”) entered into Securities Purchase Agreements with two private investors for the sale of a total of 146,668 shares at the price of $3.75 per share, for aggregate gross proceeds of $550,004. The sales were completed and the shares of common stock were issued on March 11, 2020. Net proceeds to the Company after fees and expenses of the private placement will be approximately $510,000.

Investor Rights Agreement

In accordance with the terms of the Securities Purchase Agreements, the Company and each investor entered into an Investor Rights Agreement in which the Company agreed, among other things, to file certain registration statements for the resale of common stock that the investors acquired under the Securities Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the Company’s unregistered sale of securities, which were sold solely to accredited investors in a private placement. The Company issued the securities described therein in reliance on the exemption from registration under Rule 506 of the Regulation D of the Securities and Exchange Commission. The Company intends to use the proceeds of the sale for working capital and general corporate purposes.

While the Company did not use a placement agent in connection with the sale of common stock described in this report, it was obligated to pay a fee of $27,500 in cash to Emerging Growth Equities, Ltd., who identified one of the investors in connection with a previous private placement.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits:

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

10.2	Form of Investor Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2020	GIGA-TRONICS INCORPORATED

By: /s/ Lutz P. Henckels Chief Financial Officer (Principal Financial Officer)